SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 11, 2001


                                OrthoLogic Corp.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


        0-21214                                            86-0585310
(Commission File Number)                    (IRS Employer Identification Number)


1275 West Washington, Phoenix, Arizona                       85281
(Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (602) 286-5520


                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On July 11, 2001, OrthoLogic Corp. completed its sale of its continuous passive motion business division to OrthoRehab, Inc. OrthoRehab, Inc. is not affilated with OrthoLogic Corp. A copy of the press release announcing the transaction is attached as exhibit 99.1 to this Form 8-K.

     Pro-forma financial statements will be filed by an amendment or other filing no later than 60 days from the date of this filing.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.              Exhibit Description                      Filed Herewith
-----------              -------------------                      --------------
  10.1          Asset Purchase Agreement dated May 8, 2001              X
                between OrthoLogic Corp. and OrthoRehab, Inc.

  10.2          First Amendment to Asset Purchase Agreement             X
                dated July 6, 2001 between OrthoLogic Corp.
                and OrthoRehab, Inc.

  99.1          Press Release dated July 13, 2001                       X


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2001                         ORTHOLOGIC CORP.


                                             /s/ Thomas Trotter
                                             -----------------------------
                                             Thomas Trotter
                                             Chief Executive Officer

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